SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.     )

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material pursuant to Rule 14a-12


                               GFSB BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
          (5)  Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:
--------------------------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
          (3)  Filing Party:
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          (4)  Date Filed:
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

[LOGO]                   [GFSB BANCORP, INC. LETTERHEAD]








September 25, 2000

Dear Stockholder:

         On behalf of the Board of Directors and management of GFSB Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at Gallup Federal Savings Bank's Loan Center located at 214 West Aztec Avenue, Gallup, New Mexico, on October 27, 2000, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         You will be asked to elect three directors, to ratify the 2000 stock option plan, and to ratify the appointment of Neff & Ricci LLP as the Company's independent accountants for the fiscal year ending 2001. The Board of Directors has approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                        Sincerely,


                                        /s/Richard C. Kauzlaric
                                        ----------------------------------------
                                        Richard C. Kauzlaric
                                        President and Chief Executive Officer

--------------------------------------------------------------------------------
                               GFSB BANCORP, INC.
                              221 WEST AZTEC AVENUE
                            GALLUP, NEW MEXICO 87301
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 27, 2000
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of GFSB Bancorp, Inc. (the "Company"), will be held at Gallup Federal Savings Bank's Loan Center located 214 West Aztec Avenue, Gallup, New Mexico, on October 27, 2000, at 10:00 a.m. for the following purposes:

1.   To elect three directors of the Company;

2.   To ratify the 2000 Stock Option Plan ("Stock Option Plan"); and

3. To ratify the appointment of Neff & Ricci LLP as independent accountants of the Company for the fiscal year ending June 30, 2001;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on September 15, 2000 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended June 30, 2000 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/George S. Perce
                                           -------------------------------------
                                           George S. Perce
                                           Secretary
Gallup, New Mexico
September 25, 2000


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               GFSB BANCORP, INC.
                              221 WEST AZTEC AVENUE
                            GALLUP, NEW MEXICO 87301
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 27, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GFSB Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at Gallup Federal Savings Bank's (the "Bank") Loan Center located at 214 West Aztec Avenue,
Gallup, New Mexico, on October 27, 2000, at 10:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about September 25, 2000.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of the 2000 Stock Option Plan); (c) FOR Proposal 3 (ratification of Independent Public Accountants); and (d) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company (George S. Perce, at 221 West Aztec Avenue, Gallup, New Mexico 87301) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on September 15, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 936,000 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The certificate of incorporation of the Company (the "Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the 2000 Stock Option Plan and the Ratification of the Independent Accountants, which is submitted as Proposals 2 and 3, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposals 2 and 3 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.


                                                                        Percent of Shares of
                                                Amount and Nature of        Common Stock
Name and Address of Beneficial Owner             Beneficial Ownership       Outstanding
------------------------------------             --------------------   --------------------
Gallup Federal Savings Bank Employee Stock
Ownership Plan (the "ESOP")(1)
221 West Aztec Avenue, Gallup, New Mexico               80,750                   8.6%

Lance S. Gad(2)
1250 Fence Raw Drive
Fairfield, Connecticut  06430                           65,701                   7.0%

Charles L. Parker, Jr.
221 West Aztec Avenue
Gallup, New Mexico                                      68,143                   7.2%

Richard C. Kauzlaric
221 West Aztec Avenue
Gallup, New Mexico                                    101,874                   10.8%

George S. Perce
221 West Aztec Avenue
Gallup, New Mexico                                      68,498                   7.3%

All Directors and Executive Officers
as a Group(3) (12 persons)                             428,666                  42.9%



----------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting directors is received will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the record date, 28,541 shares have been allocated under the ESOP to participant accounts. Based on a Schedule 13G filed February 11, 2000, the ESOP reported shared voting and dispositive power with respect to all shares.
(2)      Based on a schedule 13G filed on February 10, 1998.
(3) Includes options to purchase 58,250 shares of Common Stock that may be purchased under the Company's 1995 stock option plan ("Stock Option Plan") and the director's stock compensation plan within 60 days of the Record Date. Excludes 66,226 shares held by the ESOP (80,750 shares minus 14,524 shares allocated to employees other than executive officers) and also excludes 34,039 shares previously awarded but presently subject to forfeiture and unallocated shares held by the bank's management stock bonus plan (MSBP") over which certain directors, as trustees to the ESOP and all directors as trustees to the MSBP, respectively, exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares. See "Proposal 1 - Election of Directors".

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year, other than the late filing by Mr. Scalzi of a Form 3. The Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members, each of whom also serves as a director of Gallup Federal Savings Bank (the "Bank"). Three directors will be elected at the Meeting, to serve for a three-year term or until his successor has been elected and qualified.

         Michael P. Mataya, Charles L. Parker, Jr., and George S. Perce have been nominated by the Board of Directors to serve as a directors. Messrs. Mataya, Parker and Perce are currently members of the Board and have been nominated for three-year terms to expire in 2003.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should Messrs. Mataya, Parker and Perce withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Director of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is set forth under the caption "Principal Holders".


                                                                                                    Shares of
                                                                                                      Common
                                                                                                      Stock
                                                                                                   Beneficially
                                                                 Year First        Current          Owned as of
                                                                 Elected or        Term to          September        Percent
Name and Position(s)                                 Age(1)     Appointed(2)       Expire         15, 2000(3)(4)     Owned(%)
--------------------                                 ---        ------------       -------        --------------     --------
                                             BOARD NOMINEES FOR TERM TO EXPIRE IN 2003
Michael P. Mataya, Director                            50           1994             2000             22,133           2.4%

Charles L. Parker, Jr., Director                       38           1994             2000             68,143(5)        7.2%

George S. Perce, Director                              61           1990             2000             68,499(5)        7.3%
                                                  DIRECTORS CONTINUING IN OFFICE

Wallace R. Phillips, D.D.S., Director                  78           1971             2001             29,559(5)        3.1%

Richard C. Kauzlaric, Chairman of the Board,
President and Chief Executive Officer of the
Company                                                62           1983             2001            101,874          10.8%

James Nechero, Jr., Director                           66           1976             2002             38,199           4.1%

Vernon I. Hamilton, Director                           70           1990             2002             43,019           4.6%

-------------------
(1)  At June 30, 2000.
(2) Refers to the year the individual first became a director of the Company or the Bank. All such directors became directors of the Company when the Company was incorporated in March 1995.
(3) Includes the following number of shares that may be acquired within 60 days of the record date by the exercise of options: Mataya - 5,922; Parker, Jr.
     - 6,192; Perce - 6,211; Phillips - 6,057; Kauzlaric - 6,925; Nechero - 6,346; and Hamilton - 6,057.
(4) Excludes 34,039 shares held under the MSBP for which all members of the board of directors serve as trustee and maintain shared voting and dispositive power over such shares.
(5) Excludes 80,750 unallocated shares of Common Stock held under the ESOP for which such individual serves as either an ESOP Trustee or as a member of the ESOP Committee. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                          Age as of
Name                    June 30, 2000      Positions Held With the Company
----                    -------------      -------------------------------
Richard C. Kauzlaric          62           President, Chief Executive Officer and Director
Richard P. Gallegos           49           President of the Bank
Jerry R. Spurlin              58           Chief Financial Officer and Assistant Secretary
William W. Head, Jr.          60           Chief Lending Officer and Assistant Secretary
Leonard C. Scalzi             52           Senior Vice President - Commercial Lending Officer


Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. Executive officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominees for Directors:

         Michael P. Mataya serves as Treasurer of the Company and was elected Director of the Bank in August of 1994. Mr. Mataya is President and Chief Executive Officer of Indian Capital Distributing Co., a wholesale gasoline marketer. Mr. Mataya is Director of the New Mexico Petroleum Marketers Association and serves on the Board of Directors for Los Angeles Crippled Children's Hospital.

         Charles L. Parker, Jr. was elected Director of the Bank in August of 1994. Mr. Parker is President of Sanders Trading Corp. and Twin Lakes Trading Corp.

         George S. Perce currently serves as Secretary of the Company and has served as Director of the Bank since 1990. Mr. Perce is the owner of Perce Engineering, a professional engineering and surveying company, and Perce Farms of Deming, a producing pecan grove.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Vernon I. Hamilton has served as Director of the Bank since 1990. Mr. Hamilton is President of V.I. Hamilton Construction Co., Inc. Mr. Hamilton is a member of the United Methodist Church, the Elks, the Masons, and the Community Concert Association.

         Richard C. Kauzlaric serves as President and Chief Executive Officer of the Company and has served as Chairman of the Board of Directors of the Bank since 1989 and as a Director since 1983. Mr. Kauzlaric is President of Bubany Insurance Agency, Inc. He is President of Western New Mexico Gallup Foundation, past Regent of Western New Mexico University, Past President of New Mexico Amigos, and a sustaining member of the Amigos. Mr. Kauzlaric has been instrumental in the redevelopment of downtown Gallup.

         James Nechero, Jr. has served as a Director of the Bank since 1976, became the Vice-Chairman of the Board of Directors of the Company in 1999, and became the Vice-Chairman of the Board of Directors of the Bank in 1989. Mr. Nechero is the President of Eagle Energy, Inc., a real estate investment company and is a member of the New Mexico Amigos.

         Wallace R. Phillips, D.D.S. is Chairman of the Board of Directors of the Company and has served as Director of the Bank since 1971. Dr. Phillips is a retired dentist. He currently serves as Commissioner of the Gallup Municipal Airport.

Executive Officers Who Are Not Directors:

         Richard P. Gallegos, age 49, joined the Bank as its President on November 16, 1998. Previously Mr. Gallegos was a President and Vice President of a financial institution in Gallup, New Mexico and Albuquerque, New Mexico. He is Treasurer of the Gallup-McKinley County Chamber of Commerce, a committee member of the McKinley/Cibola/San Juan Counties Enterprise Loan Fund and a member of the Gallup Rotary Club. Mr. Gallegos has served on the board of Consumer Credit Counseling of New Mexico.

         Jerry R. Spurlin has been with the Bank since September of 1990 and served as President from February 1991 to November 1998. Mr. Spurlin currently serves as Chief Financial Officer and Assistant Secretary of the Company. Mr. Spurlin was elected Director of the Bank in March of 1995. Previously, he was an Executive Vice President, Senior Vice President and Vice President at a financial institution in Alamogordo, New Mexico. He has served twice as President of the Gallup-McKinley County Chamber of Commerce, and is the Chairman of the Administrative Council for the First United Methodist Church of Gallup. Mr. Spurlin is Secretary/Treasurer of New Mexico Western University Gallup Foundation, a former director of the Gallup Downtown Development Group and a member of the Gallup Rotary Club. He is the Treasurer and a director of the Navajo Partnership for Housing and President of Habitat For Humanity of Gallup.

         William W. Head, Jr., age 60, joined the Bank as Chief Lending Officer on November 1, 1995. Prior to that, Mr. Head was a lawyer in private practice for 30 years, with emphasis the last 20 years in banking, commercial, real estate and probate law. He has been a member of the Board of Directors and President of the Inter-Tribal Indian Ceremonial Association. He is a director of the Housing Authority of the City of Gallup.

         Leonard C. Scalzi, age 52, joined the Bank as its Senior Vice President
- Commercial Lending Officer on May 1, 2000. Prior to joining the Bank, Mr. Scalzi has 28 years of banking experience as a senior lender for two New Mexico financial institutions. He is a member of the New Mexico Amigos, a director for Childhaven, and a former president and director of the San Juan Country Club.

Meetings and Committees of the Board of Directors

          During the fiscal year ended June 30, 2000, the Board of Directors held a total of 34 meetings. No director, except Mr. Mataya, attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his service. In addition to other committees, as of June 30, 2000, the Company had a Nominating Committee, a Personnel and Compensation Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Certificate of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 2000 fiscal year.

         The Personnel and Compensation Committee is comprised of directors Hamilton, Mataya, Perce, Phillips, and Mr. Gallegos. This standing committee meets as needed to review all personnel matters. As a member of the Committee, Mr. Gallegos does not act on matters related to his compensation. The Committee met five times during the 2000 fiscal year.

         The Audit Committee is comprised of directors Nechero, Mataya, Parker, and Perce. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the small business issuer rules of the Nasdaq Stock Market. The Audit Committee is a standing committee and responsible for developing and maintaining the Company's audit program. The Committee also meets with the Company's outside accountants to discuss the results of the annual audit and any related matters. The Audit Committee met five times during the 2000 fiscal year. In addition to four regularly scheduled meeting annually, the Audit committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as Appendix A to this Proxy Statement.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each member of the Board of Directors of the Company receives an annual retainer of $1,200 plus $100 per regular or special board meeting attended. Each member of the Board of Directors of the Bank who attends a minimum of ten regular meetings receives an annual fee of $12,000. The Chairman of the Board of the Bank receives an additional fee of $6,000. Committee members receive fees of $100 per meeting attended. Except for Mr. Kauzlaric, no board or committee fees are paid to board members who are also employees. During the fiscal year ended June 30, 2000, the Company paid a total of $118,500 in director fees.

         Under the 1995 Stock Option Plan, directors of the Company were each granted options to acquire 6,099 shares of Common Stock. The exercise price of the options is the fair market value of the Company's Common Stock on the date of grant. The options granted to the directors are exercisable at the rate of 20% per year commencing on January 5, 1997. For Messrs. Gallegos and Spurlin, see "Executive Compensation."

         Under the MSBP, all directors of the Company were each awarded 2,439 shares of Common Stock. The directors earn shares awarded to them at the rate of 20% per year commencing on January 5, 1997. In accordance with the RSP, dividends are paid on shares awarded or held in the RSP. Messrs. For Messrs. Gallegos and Spurlin, see "Executive Compensation."

         On April 28, 2000, the Board of Directors of the Company granted stock options to each member of the Board of Directors of the Company under a directors stock compensation plan. All options are immediately exercisable on the date of grant. The option awards are as follows: Vernon I. Hamilton - 1,178; Richard C. Kauzlaric - 2,046; Michael P. Mataya - 1,043; James Nechero, Jr. - 1,467; Charles L. Parker, Jr. - 1,313; George S. Perce - 1,332; and Dr. Wallace
R. Phillips - 1,178.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the President of the Company, the Chief Financial Officer of the Company and the President of the Bank for the fiscal years provided below. No other executive officer of the Company or the Bank received cash compensation in excess of $100,000 for the fiscal year.

                                                                       Long Term Compensation
                                     Annual Compensation                     Awards
                                 ------------------------------------ ------------------------
                                                                                    Securities
                                                                      Restricted    Underlying
Name and                                               Other Annual     Stock        Options/      All Other
Principal Position         Year  Salary($)  Bonus($)  Compensation($) Awards($)       SARs(#)   Compensation($)
-------------------        ----  ---------  --------  --------------- ---------      --------   ---------------

Richard P. Gallegos        2000   108,000    35,000            --          --            --              --(5)
President of the Bank      1999    68,555    20,250            --      81,750(2)     10,000(3)           --
                           1998        --        --            --          --            --              --

Richard C. Kauzlaric       2000        --        --        23,700(1)       --         2,046(3)           --
President and Chief        1999        --        --        20,700(1)       --            --              --
Executive Officer of       1998        --        --        20,700(1)       --            --              --
the Company

Jerry R. Spurlin           2000    79,683    24,000            --          --(4)         --(4)       12,241(6)
Chief Financial            1999    75,483    22,500            --          --            --          12,361
Officer                    1998    66,983    12,500            --          --            --          17,666


----------------
(1)  Represents directors fees.
(2) Represents awards of 6,000 shares of Common Stock under the MSBP based upon the value of such stock of $13.625 per share as of the date of such award. Such stock awards become non-forfeitable at the rate of 1,200 shares per year commencing on November 16, 1998. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. At June 30, 2000, 4,800 shares with a market value of $66,720 at such date (based on the closing price of Common Stock $13.90 at such date) remain unvested.
(3) For Messrs. Gallegos and Kauzlaric, represents awards of 10,000 and 2,046, respectively on November 16, 1998 and April 28, 2000. See "-- Stock Awards."
(4) Mr. Spurlin was awarded in 1996 4,500 shares under the MSBP and 8,550 shares under the stock option plan. Commencing on January 5, 1997, the MSBP shares become non-forfeitable at the rate of 900 shares per year and 1,710 shares per year vest under the stock option plan. Dividend rights associated with the MSBP are accrued and held in arrears to be paid at the that such stock becomes non-forfeitable. At June 30, 2000, 900 shares under the MSBP and 1,710 shares under the stock option plan remain unvested, with market values of $12,510 and $23,769, respectively, at such date (based on the closing price of Common Stock of $13.90 at such date).
(5) Mr. Gallegos became a participant of the ESOP as of January 1, 2000. No allocations under the Plan will be made prior to December 31, 2000.
(6) Includes $1,642 of health and life insurance and an allocation of 1,589 shares of Common Stock (at $6.67) under the ESOP. As of June 30, 2000, the market value of the ESOP shares were $22,089.

         Stock Awards. The following tables set forth additional information concerning stock options granted to the named executive officers during the year ended June 30, 2000 and information with respect to the previously awarded stock options. No stock appreciation rights ("SARs") are authorized under the plan.

                               OPTION GRANTS TABLE
                        Option Grants in Last Fiscal Year
                        ---------------------------------

                                       Individual Grants
--------------------------------------------------------------------------------
                                        % of Total
                     # of Securities Options Granted
                        Underlying   to Employees    Exercise or
                          Options     in Fiscal      Base Price     Expiration
 Name                   Granted(#)      Year           ($/Sh)          Date
------------            ----------     ------          ------         -----

Richard C. Kauzlaric       2,046         23%            13.75     April 28, 2010


         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

-----------------------------------------------------------------------------------------------------
                                                 Number of Securities
                                                Underlying Unexercised      Value of Unexercised
                         Shares                      Options/SARs         in-the-Money Options/SARs
                       Acquired on   Value        at Fiscal Year-End         at Fiscal Year-End
                        Exercise    Realized             (#)                         ($)
            Name           (#)        ($)     Exercisable/Unexercisable   Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------
Richard P. Gallegos        --          --          2,000 / 8,000                 550 / 2,200 (1)
Richard C. Kauzlaric       --          --          6,925 / 1,220              22,997 / 5,673 (2)(3)
Jerry R. Spurlin           --          --          6,840 / 1,710              31,806 / 7,952 (4)
-----------------------------------------------------------------------------------------------------


---------------
(1) Based upon an exercise price of $13.625 per share versus a closing price of $13.90 at June 30, 2000.
(2) Based upon an exercise price of $9.25 per share for 4,879 exercisable shares and 1,220 unexercisable shares versus a closing price of $13.90 at June 30, 2000.
(3) Based upon an exercise price of $13.75 for 2,046 exercisable shares versus a closing price of $13.90 at June 30, 2000.
(4) Based upon an exercise price of $9.25 per share versus a closing price of $13.90 at June 30, 2000.

         Change in Control Agreement. The Bank entered into an employment agreement with Mr.Gallegos for a term of three years. The agreement is terminable by the Bank at its sole discretion. If the Bank terminates Mr. Gallegos absent a Change in Control of the Bank, he will not be entitled to any severance payments. In the event of the termination of employment in connection with any change in control of the Bank or the Company, Mr. Gallegos will be paid a lump sum amount equal to 200% times the base annual salary in effect as of the end of the calendar year prior to the date of termination of employment . If a payment had been made under the agreement as of June 30, 2000, the payment would have equaled approximately $216,000.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The  Bank,  like  many  financial  institutions,  grants  loans  to its officers and directors. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Company. Savings institutions are permitted to make loans to executive officers, directors and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. As part of the Bank's compensation program, the Bank sets the interest rate for loans approved for full-time employees, officers and directors for personal, non-business purposes at a rate which is 1% lower than the rate for non-employees for the same type of loan, as long as the resulting interest rate is not lower than the Bank's cost of funds. Such rates are only effective while such persons are employees, officers, or directors of the Bank. Upon termination, resignation or retirement, the rate reverts to the market rate that existed at the time the loan is granted. All other loans to insiders have been made in the ordinary course of business, and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features.

         Set forth below is certain information relating to loans made on preferential terms to executive officers and directors of the Company and the Bank whose total aggregate loan balances on preferential terms exceeded $60,000 at any time during the year ended June 30, 2000.

                                                                                             Prevailing
                                                                 Original      Interest        Rate at                      Unpaid
Name of Officer of                              Date               Loan          Rate          Time of       Employee       Balance
     Director             Type of Loan       Originated           Amount        On Note         Loan           Rate        06/30/00
---------------------   --------------       -----------         --------      ---------       ------        ------      -----------

James Nechero, Jr.      Home Mortgage           03/12/98          $112,000         6.63%         6.63%         5.63%       $108,697

Michael P. Mataya
  Revocable Trust       Home Mortgage            09/6/99          $260,000         7.75%         7.75%         6.75%       $253,660
Michael Mataya          Airplane                12/19/97          $ 28,500        12.00%        12.00%        11.00%        $15,803
Michael P. Mataya       Automobile              06/16/00          $ 30,058        12.00%        12.00%        11.00%        $30,058

Jerry R. Spurlin        Automobile              06/11/99           $19,750         8.00%         8.00%         7.00%        $16,725
Jerry R. Spurlin        Home Mortgage           08/07/98          $129,000         6.63%         6.63%         5.63%       $117,378

William W. Head         Home Mortgage           10/18/99          $132,000         7.75%         7.75%         6.75%       $131,191


--------------------------------------------------------------------------------
               PROPOSAL 2 - APPROVAL OF THE 2000 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors has adopted the 2000 Stock Option Plan. The Option Plan is subject to approval by the Company's stockholders. Pursuant to the Option Plan, up to 46,800 shares of Common Stock, approximately 5% of the Common Stock presently outstanding, are to be reserved for issuance by the Company upon exercise of stock options that may be granted to officers, directors, employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to them to promote the success of the business of the Company and the Bank. The Option Plan, which becomes effective upon approval by the stockholders of the Company, provides for a term of ten years, after which time no awards may be made. The following summary of the material features of the Option Plan is qualified in its entirety by reference to the Option Plan attached as Appendix B to this proxy statement.

         The Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the

Board (the "Option Committee"). The Option Committee will select the individuals to be granted options (the "Optionees") and the number of options to be granted. Grants are provided at no cost to the Optionees. It is anticipated that grants will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code ("Code") and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration upon exercise other than the option exercise price per share.

         Shares issuable under the Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan will continue in effect for a term of ten years from the date the plan is approved by stockholders.

Interest of Certain Persons

         Employees, officers, and directors of the Company and the Bank have an interest in the adoption of the Option Plan because they may be granted stock options. See "Voting Securities and Principal Holders Thereof" for information regarding the number of shares of Common Stock beneficially owned by executive officers and Directors.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option will be exercisable for three months following the cessation of employment but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise Incentive Stock Options on the date of termination of employment. The terms and conditions of Non- Incentive Stock Options relating to an Optionee's termination of employment or service, disability, or death will be determined by the Option Committee, in its sole discretion, at that time unless those terms and conditions were specifically determined at the time of grant of the options.

         The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock covered by the Option on the date of grant. For purposes of determining the fair market value of the Common Stock, the exercise price per share of the Option will be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no bid and ask price is available, then the exercise price per share will be determined in good faith by the Option Committee. If the Common Stock is listed on a national securities exchange (currently, the Common Stock is not listed on a national securities exchange) at the time of the granting of an Option, then the exercise price per share of the Option will be not less than the average of the highest and lowest selling price of the Common Stock on the exchange on the date an Option is granted or, if there were no sales on that date, then the exercise price will be not less than the mean between the last bid and ask price on that date. If an officer or employee owns more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price will not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option which are not inconsistent with the terms of the Option Plan or the requirements for qualification as an Incentive Stock Option, if the Option is intended to qualify as an incentive stock option.

         No shares of Common Stock will be issued upon the exercise of an Option until full payment has been received by the Company, and no Optionee will have any of the rights of a stockholder of the Company until shares of Common Stock are issued to the Optionee. Upon the exercise of an Option, the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. The cash payment will be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option and will be in exchange for the cancellation of the Option.

         The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no modification, extension or renewal will confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at that time, and will not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards

         The Board or the Option Committee will from time to time determine the officers, directors, key employees and other persons who will be granted awards, the award to be granted to any participant, and whether the awards will be Incentive Stock Options and/or Non-Incentive Stock Options. In making this determination, the Board or the Option Committee may consider several factors including prior and anticipated future job duties and responsibilities, job performance, the Company's financial performance and a comparison of awards given by other financial institutions. It is anticipated that awards will be immediately exercisable and will remain exercisable for a period of ten years from the date of grant. Participants who have been granted an award may be granted additional awards.

         No determination has been made as to the granting of any awards under the Option Plan.

Effect of Mergers, Change of Control and Other Adjustments and Anti-Takeover Aspects

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, will have the power, prior to or subsequent to the action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of the Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems appropriate. However, no action may be taken by the Option Committee without the consent of the Optionee that would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code.

         The Option Committee will at all times have the power to accelerate the exercise date of all unvested Options granted (if any) under the Option Plan. In the case of a change in control of the Company, all outstanding options become immediately exercisable. A change in control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company if the Company is not the surviving entity;
(iii) a change in control of the Company; or (iv) the acquisition, directly or indirectly, of the beneficial ownership of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation does not apply to the purchase of shares by underwriters in connection with a public offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan.

         In the event of a change in control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of the change in control: (i) provide that Options will be assumed, or equivalent options will be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that:
(A) any Substitute Options exchanged for Incentive Stock Options meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of Substitute Options constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or the securities are exempt from registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of Substitute Options will not constitute Registered Securities, then the Optionee will receive, upon the change in control, a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the change in control multiplied by the number of shares of Common Stock subject to surrendered Options, and (2) the aggregate exercise price of all surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the change in control, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all of the surrendered Options.

         The provisions of the Option Plan related to a change in control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following the exercise of Options. The power of the Option Committee to make adjustments, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan specifically for anti-takeover purposes. The Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock. In addition, the exercise of Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination

         The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board may increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless the action of the Board is subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects

         The Common Stock issuable may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 46,800 shares of Common Stock), then the dilutive effect to ownership of current stockholders would be approximately 4.7%.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Option Plan will have the following consequences:

          1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee or entitle the Company to a tax deduction at the time of grant.

          2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee or entitle the Company to a deduction at the time of exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that the shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's proxy statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.

Stockholder Approval

         Stockholder approval of the Option Plan is being sought in order to qualify the Option Plan for the granting of Incentive Stock Options in accordance with the Code, to meet the requirements of The Nasdaq Stock Market upon which the Common Stock is listed and to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of
Section 16(b) of the 1934 Act.

An affirmative vote of the holders of a majority of the total votes cast at the Meeting in person or by proxy is required to constitute stockholder approval of this Proposal 2.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2000 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
            PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         Neff & Ricci LLP was the Company's independent public accountants for the fiscal year ended June 30, 2000. The Board of Directors has approved the selection of Neff & Ricci LLP to be its accountants for the fiscal year ending June 30, 2001, subject to ratification by the Company's stockholders.

         RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE APPROVAL OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF NEFF & RICCI LLP AS THE COMPANY'S ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2001, all stockholder proposals must be submitted to the Secretary at the Company's office, 221 West Aztec Avenue, Gallup, New Mexico 87301, on or before May 27, 2001. Under the Certificate of Incorporation, in order to be considered for possible action by stockholders at the 2001 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than August 27, 2001.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2000 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, GFSB BANCORP, INC., 221 WEST AZTEC AVENUE, GALLUP, NEW MEXICO 87301.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/George S. Perce
                                       -----------------------------------------
                                       George S. Perce
                                       Secretary

Gallup, New Mexico
September 25, 2000

Appendix A
----------

                               GFSB BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

Purpose

         The Audit Committee of the Board of Directors of GFSB Bancorp, Inc. (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Company's independent accountants. The Company's management has the responsibility to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to assure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management.

Committee Responsibilities

         The following responsibilities are set forth as a guide with the understanding that the Committee may diverge from this guide, as appropriate, given the circumstances.

          o    Provide  for  an  open  avenue  of  communications   between  the
               independent accountants and the Board and, at least once annually, meet with the independent accountants in private session.

          o Review the qualifications and evaluate the performance of the independent accountants and make recommendations to the Board regarding the selection, appointment or termination of the independent accountants. The independent accountants shall be ultimately accountable to the Board and the Committee, as representatives of shareholders.

          o    Receive  on  an  annual  basis  a  written   statement  from  the
               independent accountant detailing all relationships between the independent accountant and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact objectivity and independence of the independent accountants, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

          o    Review  and  discuss  with   management  the  audited   financial
               statements.

          o Review and discuss with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls, (4) significant disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.

          o As a whole, or through the Committee Chair, review interim results with the Company's financial officer and the independent accountants prior to the public announcement of financial results and the filing of the Form 10-QSB.

          o Discuss with management and the independent accountants, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

          o Discuss with the independent accountants SAS 61 matters, as may be, modified or supplemented.

          o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-KSB.

          o Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

Committee Membership

         The membership of the Committee shall be:

          o    appointed by the Board,

          o    comprised of independent directors as defined by the Nasdaq, and

          o    comprised of at least two members.

Committee Meetings

         Meetings will be held as required, but no less than once a year. Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

         This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy at least every three years.

Appendix B
----------

                               GFSB BANCORP, INC.

                             2000 STOCK OPTION PLAN


         1.  Purpose of the Plan.  The Plan shall be known as the GFSB  Bancorp,
             -------------------
Inc. 2000 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, employees and other persons providing services to the Company, the Bank or any present or future Parent or Subsidiary of the Company, the Bank to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

          2. Definitions. The following words and phrases when used in this Plan
             -----------
with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

                  "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

                  "Board" shall mean the Board of Directors of the Company, or any successors thereto.

                  "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or the Bank; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or
(iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

                  "Common Stock" shall mean the common stock of the Company, or any successor or parent corporation thereto.

                  "Company" shall mean GFSB Bancorp, Inc.

                  "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Bank, its Parent, its Subsidiaries or a successor.

                  "Director" shall mean a member of the Board of the Company, or any successor or Parent thereto.

                  "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Bank or the Company from time to time.

                  "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Company, the Bank or any present or future Parent or Subsidiary of the Company in his then current capacity as determined by the Committee.

                  "Effective Date" shall mean the date specified in Section 15 hereof.

                  "Employee" shall mean any person employed by the Company, the Bank, or any present or future Parent or Subsidiary of the Company.

                  "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

                  "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

                  "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

                  "Participant" means any director, officer or employee of the Company, the Bank, or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  "Plan" shall  mean  the  GFSB  Bancorp, Inc. 2000 Stock Option
Plan.

                  "Retirement" shall mean termination of service in all capacities as an Employee, Director and Director Emeritus following attainment of not less than age 55 and completion of not less than ten years of Service to the Company. Service to the Company rendered prior to the Effective Date shall be recognized in determining eligibility to meet the requirements of Retirement under the Plan.

                  "Savings Bank" or "Bank" shall mean Gallup Federal Savings Bank, or any successor corporation thereto.

                  "Share" shall mean one share of the Common Stock.

                  "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and
(g) of the Code.

          3.      Shares  Subject to the  Plan.  Except  as  otherwise  required
                  ----------------------------
by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 46,800 Shares. Such Shares may either be from authorized but unissued shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

         4.       Six Month Holding Period.
                  ------------------------

                  Subject to vesting requirements, if applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

          5.      Administration of the Plan.
                  --------------------------

                  (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3.


                  (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                  The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

                  (c)      Effect  of  Committee's   Decision.  All   decisions,
determinations  and   interpretations  of  the  Committee  shall  be  final  and conclusive on all persons affected thereby.

          6.      Eligibility for Awards and Limitations.
                  --------------------------------------

                            (a)  The Committee shall from time to time determine
the officers, Directors, employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                           (b)       The aggregate Fair Market Value (determined
as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

          7. Term of the Plan.  The Plan shall  continue in effect for a term of
             ----------------
ten (10) years from the Effective  Date,  unless sooner  terminated  pursuant to
Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

          8. Terms and Conditions of Incentive  Stock Options.  Incentive  Stock
             ------------------------------------------------
Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a)      Option Price.

                           (i)     The price per Share at which  each  Incentive
Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                           (ii)     In the case of an Employee who  owns  Common
Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

                  (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

                  (d)  Exercise  Generally.  Except  as  otherwise  provided  in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company, the Bank, or any present or future Parent or Subsidiary of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the

Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of twenty percent on the date of grant and twenty percent annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

                  (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

                  (c) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

                  (d) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of twenty percent on the date of grant and twenty percent annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

                  (f) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10.  Effect  of  Termination  of  Employment,   Disability,  Death  and
              ------------------------------------------------------------------
Retirement on Incentive Stock Options.
--------------------------------------

                  (a) Termination of Employment. In the event that any Optionee's employment with the Company, the Bank, or other present or future Parent or Subsidiaries shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

                  (b) Disability. In the event that any Optionee's employment with the Bank, the Company, or any present or future Parent or Subsidiaries of the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

                  (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

                  (e) Termination of Incentive Stock Options; Vesting Upon Retirement. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company or the Bank terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period. Notwithstanding the foregoing, the Committee may authorize at the time of the grant of an Option that such Award shall be immediately 100% exercisable upon the Retirement of the Optionee.

         11.  Effect  of  Termination  of  Employment,   Disability,   Death  or
              ------------------------------------------------------------------
Retirement  on  Non-Incentive  Stock  Options.   The  terms  and  conditions  of
---------------------------------------------
Non-Incentive Stock Options relating to the effect of the Retirement or other termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

         12.  Withholding  Tax. The Company  shall have the right to deduct from
              ----------------
all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         13.  Recapitalization,  Merger,  Consolidation,  Change in Control  and
--------------------------------------------------------------------------------
Other Transactions.
------------------

                  (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

                  (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                  (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                  (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

                  (c)  Extraordinary   Corporate  Action.   Notwithstanding  any
provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                            (i)    appropriately adjust the number of Shares  of
Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                           (ii)    cancel any or all previously granted Options,
provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                           (iii)   make such  other  adjustments  in  connection
with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no
                                     --------
action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

                  (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

                  (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately and in an equitable manner.

         Except as expressly provided in Sections 13(a), 13(b) and 13(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

         14. Time of Granting Options.  The date of grant of an Option under the
             ------------------------
Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         15. Effective Date.  The  Plan  shall became effective upon the date of
             --------------
approval of the Plan by the stockholders of the Company. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder approval of the Plan.

         16. Approval  by   Stockholders.   The  Plan  shall  be   approved   by
             ---------------------------
stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

         17. Modification  of  Options.  At any time and from time to time,  the
             -------------------------
Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

         18.  Amendment and Termination of the Plan.
              -------------------------------------

                  (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

                  (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19. Conditions Upon Issuance of Shares; Limitations on Option Exercise;
--------------------------------------------------------------------------------
Cancellation of Option Rights.
------------------------------

                  (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

                  (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

                  (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

                  (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

                  (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

         20.  Reservation  of Shares.  During the term of the Plan,  the Company
              ----------------------
will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21.  Unsecured Obligation. No Participant under the Plan shall have any
              ---------------------
interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22.  No Employment Rights. No Director,  Employee or other person shall
              --------------------
have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Bank, or any present or future Parent or Subsidiary.

         23.  Governing  Law.  The Plan shall be  governed by and  construed  in
              --------------
accordance with the laws of the State of New Mexico, except to the extent that federal law shall be deemed to apply.

Appendix C
----------

--------------------------------------------------------------------------------
                               GFSB BANCORP, INC.
                              221 WEST AZTEC AVENUE
                            GALLUP, NEW MEXICO 87301
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 27, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of GFSB Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Gallup Federal Savings Bank's Loan Center located at 214 West Aztec Avenue, Gallup, New Mexico, on October 27, 2000, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                       FOR   WITHHELD
                                                       ---   --------

1. To elect three directors as set forth
   below (except as marked to the contrary):           |_|     |_|

            Michael P. Mataya
            Charles L. Parker, Jr.
            George S. Perce

   (Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

   -----------------------------------------------------------------------------

                                                       FOR   AGAINST   ABSTAIN
                                                       ---   -------   -------

2. To ratify the 2000 Option Plan.                     |_|     |_|       |_|

3. To ratify appointment of Neff & Ricci, LLP,
   as independent accountants of the Company
   for the fiscal year ending June 30, 2001.           |_|     |_|       |_|

         The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated September 25, 2000 and the 2000 Annual Report.



Dated:                              , 2000
       -----------------------------


Please check this box if you are planning on attending the Meeting. |_|


------------------------------------           ---------------------------------
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER



------------------------------------           ---------------------------------
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------